Exhibit 23.1



                  CONSENT OF INDEPENDENT ACCOUNTANTS
             ---------------------------------------




To the Board of Directors and Stockholders
ACX Technologies, Inc.:


     We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (No. 33-55894) of our report dated February 12, 1998 appearing on page 27 of ACX Technologies, Inc. Annual Report on Form 10-K for the year ended December 31, 1997.



                           PricewaterhouseCoopers LLP


Denver, Colorado
August 28, 1998